================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2007

                                  Bluefly, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   001-14498                 13-3612110
----------------------------       -------------         ----------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)         Identification Number)

      42 West 39th Street, New York, New York                    10018
     -----------------------------------------                 ----------
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 16, 2007, the Company entered into an Employment Agreement with Deborah Arpert Clay (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, the Company has retained the services of Ms. Clay as the Senior Vice President of Operations and Technology of the Company for a term of three years.

         A copy of the Employment Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

99.1 Employment Agreement, dated as of April 16, 2007, by and between the Company and Deborah Arpert Clay.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BLUEFLY, INC.
                                              (Registrant)


Date: April 18, 2007                          By:    /s/ Patrick C. Barry
                                                     ---------------------------
                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.
-----------

99.1 Employment Agreement, dated as of April 16, 2007, by and between the Company and Deborah Arpert Clay.